                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )
                                                       -----

Filed by the Registrant [X]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]      Preliminary Proxy Statement                 [X]    Confidential, for Use of the Commission Only

[X]      Definitive Proxy Statement                         (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Pennwood Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
                           --------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 ------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                   ---------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         (5)     Total fee paid:
                                 -----------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                                         ---------------------------------------

         (2)     Form, schedule or registration statement no.:
                                                               -----------------

         (3)     Filing party:
                               -------------------------------------------------

         (4)     Date filed:
                             ---------------------------------------------------

                         [Pennwood Bancorp letterhead]





                                                                 October 2, 1997


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Pennwood Bancorp, Inc. The meeting will be held at the main office of Pennwood Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, October 29, 1997 at 6:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Pennwood Bancorp, Inc. is sincerely appreciated.

                                                   Sincerely,




                                                   Paul S. Pieffer
                                                   President and Chief
                                                    Executive Officer

                             PENNWOOD BANCORP, INC.
                               683 LINCOLN AVENUE
                         BELLEVUE, PENNSYLVANIA  15202
                                 (412) 761-1234

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 29, 1997

                                ---------------

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of Pennwood Bancorp, Inc. (the "Company") will be held at the main office of Pennwood Savings Bank located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, October 29, 1997 at 6:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified.

         (2) To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 24, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                        By Order of the Board of Directors



                                        James W. Kihm
                                        Vice President and Secretary


Bellevue, Pennsylvania
October 2, 1997

 YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             PENNWOOD BANCORP, INC.

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 29, 1997



         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Pennwood Bancorp, Inc. (the "Company"), the holding company of Pennwood Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of the Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania on Wednesday, October 29, 1997 at 6:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 2, 1997.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (James W. Kihm, Vice President and Secretary, Pennwood Bancorp, Inc., 683 Lincoln Avenue, Bellevue, Pennsylvania 15202); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 24, 1997 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 569,622 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual

Meeting is required for the proposal to ratify the independent auditors for fiscal 1998. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules applicable to broker-dealers, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the Annual Meeting.



               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of three years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, except that Charles R. Frank and Mary M. Frank are husband and wife, and all nominees currently serve as directors of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000


                                                      Positions Held                     Director
          Name                       Age              in the Company                     Since(1)
--------------------------       -----------  --------------------------------        --------------

 Paul S. Pieffer                      49      Director, President and Chief                 1985
                                              Executive Officer





 Robert W. Hannan                     58      Director                                      1991





 Michael Kotyk                        68      Director                                      1993



THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE



         DIRECTORS WHOSE TERMS EXPIRE IN 1998

                                                                       Positions Held                   Director
                      Name                        Age                  in the Company                   Since(1)
                ----------------------         ---------   --------------------------------       --------------------

                Charles R. Frank                   84      Chairman of the Board                          1938





                H. J. Zoffer                       67      Director                                       1991




         DIRECTORS WHOSE TERMS EXPIRE IN 1999



                                                                       Positions Held                   Director
                      Name                        Age                  in the Company                   Since(1)
                ----------------------         ---------   --------------------------------       --------------------

                Mary M. Frank                      79      Director                                       1971





                John B. Mallon                     76      Director                                       1975





                C. Joseph Touhill                  59      Director                                       1991




-----------

(1)      Includes service as a director of the Savings Bank.

         Each of the directors of the Company is also a director of the Savings Bank. Set forth below is information with respect to the principal occupations during at least the last five years for each of the directors.

         Charles R. Frank. Mr. Frank has served as Chairman of the Board of Directors of the Savings Bank since 1985. Prior thereto, Mr. Frank served as the President of the Savings Bank from 1975 to 1985.

         Mary M. Frank. Ms. Frank has served as Vice Chairman of the Board of Directors of the Savings Bank since 1985 and Treasurer of the Savings Bank since 1992. Prior thereto, Ms. Frank served as the Executive Vice President and Secretary of the Savings Bank from 1975 to 1985. Ms. Frank is the wife of Mr. Charles R. Frank.

         Paul S. Pieffer. Mr. Pieffer has served as President and Chief Executive Officer of the Savings Bank since 1985. Prior thereto, Mr. Pieffer was the Vice President of South Pittsburgh Savings and Loan Association, Pittsburgh, Pennsylvania, from 1973 to 1985.

         John B. Mallon. Mr. Mallon is presently retired. Prior thereto, Mr. Mallon served as the President of Suburban General Hospital located in Pittsburgh, Pennsylvania from 1952 to 1986.

         C. Joseph Touhill. Mr. Touhill has been the President of Touhill Technology Corporation, Pittsburgh, Pennsylvania, since June 1997. Previously, he was the Executive Vice President of EG & G Environmental, Inc. located in Pittsburgh, Pennsylvania from 1994 to 1997. Prior thereto, Mr. Touhill served as the Group Senior Vice President of ICF Kaiser International located in Pittsburgh, Pennsylvania from 1990 to 1994.

         Robert W. Hannan. Mr. Hannan has been the Vice Chairman of Eckerd Corporation, Clearwater, Florida since February 1997. Previously he served as the President of Thrift Drug Inc. located in Pittsburgh, Pennsylvania from 1987 to 1997.

         Michael Kotyk. Mr. Kotyk is presently retired. Prior thereto, Mr. Kotyk was the Technical Director of Materials Technology at U.S. Steel Corporation, Pittsburgh, Pennsylvania, from 1991 to 1993.

         H. J. Zoffer. Mr. Zoffer is presently retired. Previously, he was the Dean of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh from 1968 until August 1996.

STOCKHOLDER NOMINATIONS

         Section 3.12 of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting or, in the case of this first annual meeting of stockholders of the Company following its acquisition of all of the outstanding capital stock of the Savings Bank, the close of business on the tenth day following the day on which notice of the date of the Annual Meeting was mailed, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of 13 regular and special meetings during the fiscal year ended June 30, 1997. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 1997, and the total number of meetings held by all committees on which he served during such year.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 1997.

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings. During the fiscal year ended June 30, 1997, the Board of Directors met 12 times. The Board of Directors of the Savings Bank has established the following committees:

         Audit Committee. The Audit Committee consists of Messrs. Touhill (Chairman), Mallon, Pieffer and Ms. Frank. The Audit Committee reviews the records and affairs of the Savings Bank, recommends the Savings Bank's external auditor and reviews their reports. The Audit Committee met two times in fiscal 1997.

         Personnel Committee. The Personnel Committee consists of Messrs. Mallon (Chairman), Hannan, Zoffer, Pieffer and Ms. Frank. The Personnel Committee reviews the performance of the Savings Bank's officers, makes recommendations as to pay increases and evaluates the Savings Bank's overall personnel requirements. The Personnel Committee met two times in fiscal 1997.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

         James W. Kihm. Mr. Kihm has been the Vice President and Secretary of the Company since January 1997 and has held those positions with Savings Bank since 1985. Prior thereto, Mr. Kihm was the Vice President of Concord Liberty Savings and Loan Association, Pittsburgh, Pennsylvania, from 1981 to 1985.

         Joseph W. Messner. Mr. Messner has been the Vice President of Lending of the Savings Bank since June 1994. Prior thereto, Mr. Messner served as an underwriter with Creditvest, Inc. located in Pittsburgh, Pennsylvania from 1992 to 1994 and served as a loan officer at Norwest Mortgage, Pittsburgh, Pennsylvania, from August 1991 to January 1992 and at NVR Mortgage, Pittsburgh, Pennsylvania, from 1987 to April 1991.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                 Amount and Nature
       Name of Beneficial                          of Beneficial
       Owner or Number of                         Ownership as of               Percent of
        Persons in Group                       September 24, 1997(1)           Common Stock
      --------------------                     ---------------------           ------------

 Pennwood Bancorp, Inc.                            48,810(2)                       8.6%
   Employee Stock Ownership Plan Trust
 683 Lincoln Avenue
 Bellevue, Pennsylvania  15202

 Jeffrey S. Halis                                  43,000(3)                       7.5
 500 Park Avenue, Fifth Floor
 New York, New York  10022

 Jerome H. and Susan B. Davis
 c/o David Perlmutter & Associates                 60,300(4)                      10.6
 200 Park Avenue
 New York, New York 10166


 Directors:
 Mary M. Frank                                     15,000(5)                       2.6
 John B. Mallon                                     6,500                          1.1
 C. Joseph Touhill                                  5,000                            *
 Charles R. Frank                                  15,000(5)                       2.6
 H.J. Zoffer                                        7,500                          1.3
 Paul S. Pieffer                                   16,269(6)                       2.9
 Robert W. Hannan                                   9,000                          1.6
 Michael Kotyk                                      7,500                          1.3

 All directors and executive officers              85,842(2)(7)                   15.1
   of the Company and the Savings Bank
   as a group (10 persons)



                                        (Footnotes on following page)

-----------------

 *      Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Pennwood Bancorp, Inc. Employee Stock Ownership Plan Trust ("ESOP Trust") holds Common Stock on behalf of employee participants of the plan. As of the Voting Record Date, 4,881 shares have been allocated to the accounts of participating employees and will be voted in accordance with such participants instructions. The 43,929 shares held in the ESOP Trust which are unallocated will be voted by Messrs. Frank, Pieffer and Mallon (the "Trustees") pursuant to the terms of the ESOP in the same proportion for and against each proposal as the allocated shares are actually voted by participants. The shares held in the ESOP Trust are not included in the individual beneficial ownership amounts of the Trustees or the amount of Common Stock beneficially owned by all officers and directors as a group.

(3) Pursuant to a filing by Mr. Halis under the Exchange Act, 41,700 of the indicated shares are owned by Tyndall Partners L.P. and 1,300 shares are owned by Madison Avenue Partners L.P. Mr. Halis serves as a general partner of Halo Capital Partners, L.P., which serves as the sole general partner of each of Tyndall Partners, L.P. and Madison Avenue Partners, L.P.

(4) Pursuant to a filing by Mr. and Mrs. Davis under the Exchange Act, 51,200 shares are held in the name of Mr. and Mrs. Davis jointly and 9,100 shares are held in the name of Mr. Davis.

(5)     The indicated shares are held jointly by Mr. and Mrs. Frank.

(6) Includes 1,269 shares allocated to the account of Mr. Pieffer pursuant to the Company's ESOP.

(7) Includes 2,842 shares allocated to the accounts of all executive officers as a group pursuant to the Company's ESOP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 1997 to the Chief Executive Officer. No other executive officer of the Company and its subsidiaries had total compensation during the last fiscal year in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                       Long Term Compensation
                                                                                       ----------------------
                                                    Annual Compensation                       Awards
                                            -------------------------------------      ----------------------       All Other
                  Name and       Fiscal                            Other Annual        Stock                       Compensation
            Principal Position    Year      Salary      Bonus     Compensation(1)     Grants(2)      Options           (3)
         -----------------------------------------------------------------------------------------------------------------------
         Paul S. Pieffer           1997     $84,500      --             --             $86,177        15,253         $19,352
         President and             1996      80,750      --             --                  --            --              --
         Chief                     1995      78,000      --             --                  --            --
          Executive Officer


(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Company, the costs to the Company of providing such benefits to the executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 6,101 shares of restricted Common Stock pursuant to the Company's Recognition and Retention Plan, which had the identical value on the date of grant and had a fair market value of $93,040 at June 30, 1997.

(3) In fiscal 1997, represents the allocation of shares of Common Stock pursuant to the Company's ESOP.

STOCK OPTIONS

        The following table sets forth certain information concerning individual grants of stock options awarded to the named executive officer during fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR




       =========================================================================================
                                        Individual Grants
       -----------------------------------------------------------------------------------------
                                Options      % of Total Options     Exercise       Expiration
             Name               Granted   Granted to Employees(1)   Price(2)         Date(3)
       -----------------------------------------------------------------------------------------
       Paul S. Pieffer          15,253             29.4%             $14.125    March 26, 2007
       =========================================================================================

(1)     Percentage of options granted to all employees during fiscal 1997.

(2) The exercise price is equal to the fair market value of a share of Common Stock on the date of grant.

(3) The stock options were granted on March 26, 1997 and vest and become exercisable over five years, 20% per year commencing one year from the date of grant.


        The following table sets forth certain information concerning exercises of stock options by the named executive officer during the fiscal year ended June 30, 1997 and options held at June 30, 1997.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES



=============================================================================================================
                                                      Number of Unexercised         Value of Unexercised
                              Shares                   Options at Year End         Options at Year End(1)
                            Acquired on     Value   ---------------------------------------------------------
             Name            Exercise     Realized  Exercisable   Unexercisable  Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------------
 Paul S. Pieffer                --            --         --            15,253           --          $17,160
=============================================================================================================


(1)     Based on a per share market price of $15.25 at June 30, 1997.

DIRECTOR COMPENSATION

        Members of the Board of Directors, with the exception of Mr. Pieffer, receive $7,200 per annum for serving on the Board. Members of the Board serving on committees do not receive any additional compensation for serving on such committees.


PENSION PLAN

        The Savings Bank participates in a multiple employer defined benefit pension plan that covers all employees that have attained 21 years of age and have completed one full year of service (consisting of 1,000 hours worked during the year). In general, the pension plan provides for benefits payable monthly at retirement or normal retirement age 65 in an amount equal to a percentage of the participant's average annual salary for the three consecutive years of highest salary during his service with the Savings Bank, multiplied by the number of his years of service, with a reduced level of benefits in the event of early retirement prior to having attained age 65.

        Payment of benefits under the pension plan generally will be made in the form of a life annuity to an unmarried participant or in the form of a qualified joint and survivor annuity to a married participant, although alternative forms of benefits are available. The pension plan also provides a death benefit payment, in the event of death prior to retirement.

        For the year ended June 30, 1997, no pension expense was recognized by the Savings Bank.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

        Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

        The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1997, the Savings Bank had no loans outstanding to its executive officers and directors.


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


        The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

        The Company has been advised by KPMG Peat Marwick LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG Peat Marwick LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                             STOCKHOLDER PROPOSALS


        Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1998, must be received at the principal executive offices of the Company, 983 Lincoln Avenue, Bellevue, Pennsylvania 15202, Attention: James W. Kihm, Vice President and Secretary, no later than April 2, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

        Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.10 of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than (i) with respect to this first annual meeting of stockholders, the close of business on the tenth day following the date on which notice of the Annual Meeting is first given to stockholders and (ii) with respect to any succeeding annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.


                                 ANNUAL REPORTS


        A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1997 REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JAMES W. KIHM, VICE PRESIDENT AND SECRETARY, PENNWOOD BANCORP, INC., 683 LINCOLN AVENUE, BELLEVUE, PENNSYLVANIA 15202. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS


        Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY


                             PENNWOOD BANCORP, INC.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENNWOOD BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 1997 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of September 24, 1997, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of the Savings Bank, located at 683 Lincoln Avenue, Bellevue, Pennsylvania, on Wednesday, October 29, 1997 at 6:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS


     /  / FOR all nominees listed                      /  /   WITHHOLD AUTHORITY
          below (except as marked                             to vote for all
          to the contrary below)                              nominees listed
                                                              below

Nominees for three-year term:   Paul S. Pieffer, Robert W. Hannan and Michael
Kotyk.


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.


        /  /  FOR                      /  /  AGAINST               /  /  ABSTAIN



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                        Dated:                       , 1997
                                                ---------------------


                                        ------------------------------------


                                        ------------------------------------
                                        Signature(s)


                                        PLEASE SIGN THIS EXACTLY AS
                                        YOUR NAME(S) APPEAR(S) ON THIS PROXY.
                                        WHEN SIGNING IN A REPRESENTATIVE
                                        CAPACITY, PLEASE GIVE TITLE.  WHEN
                                        SHARES ARE HELD JOINTLY, ONLY ONE
                                        HOLDER NEED SIGN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.